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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   Form 8-K/A
                                (Amendment No. 1)

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2002

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                           Bay Banks of Virginia, Inc.
             (Exact name of registrant as specified in its charter)



              Virginia                    0-22955              54-1838100
   (State or other jurisdiction of      (Commission         (I.R.S. Employer
    incorporation or organization)      File Number)       Identification No.)

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                              100 South Main Street
                              Post Office Box 1869
                           Kilmarnock, Virginia 22482
          (Address of principal executive offices, including zip code)

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       Registrant's telephone number, including area code: (804) 435-1171

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 2, 2002, the Registrant filed a Current Report on Form 8-K dated March 26, 2002, to report a change in its certifying accountant from Eggleston Smith, P.C. to Yount Hyde & Barbour, P.C. The Registrant provided Eggleston Smith, P.C. with the Form 8-K and requested that Eggleston Smith, P.C. furnish a letter to the Securities and Exchange Commission stating whether it agrees with the statements made in the Form 8-K. The letter from Eggleston Smith, P.C. responding to the request is included as Exhibit 16.1 to this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16.1 - Letter from Eggleston Smith, P.C.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Bay Banks of Virginia, Incorporated

                                   By:    /s/ Austin L. Roberts
                                      -----------------------------------------
                                          Austin L. Roberts, III
                                          President and Chief Executive Officer


April 4, 2002


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